SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2003

HYPERFEED TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-13093	36-3131704
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

300 South Wacker Drive, Suite 300

Chicago, Illinois  60606

(Address of principal executive offices)

(312) 913-2800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Item 7.		Financial Statements and Exhibits

	(c)	Exhibits

		Number	Exhibit
		99.1	Press Release dated November 13, 2003.

Item 12.		Results of Operations and Financial Condition

On November 13, 2003, HyperFeed Technologies, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERFEED TECHNOLOGIES, INC.

Date: November 18, 2003	By	/s/ JIM R. PORTER
Jim R. Porter
Chairman of the Board and
Chief Executive Officer